Exhibit 10.2

(CDFI Bank/Thrifts
Senior Preferred Stock)

UNITED STATES DEPARTMENT OF THE TREASURY
1500 PENNSYLVANIA AVENUE, NW
WASHINGTON, D.C. 20220

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Preferred Shares.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Preferred Shares.  Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein.  Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined.  In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Preferred Shares and the purchase by the Investor of the Preferred Shares pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto), the Securities Purchase Agreement (including the Annexes thereto) and the Disclosure Schedules (as defined in the Securities Purchase Agreement) constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof. This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

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In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE TREASURY

By: /s/David N. Miller
Name: David N. Miller
Title: Chief Investment Officer

COMPANY: Security Federal Corporation

By: /s/Timothy W. Simmons
Name: Timothy W. Simmons
Title: President and Chief Executive Officer

Date: September 29, 2010

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EXHIBIT A

SECURITIES PURCHASE AGREEMENT

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EXHIBIT A
(CDFI Bank/Thrifts
Senior Preferred Stock)

SECURITIES PURCHASE AGREEMENT

STANDARD TERMS

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TABLE OF CONTENTS

Page

ARTICLE I

1.1	Definitions	2
1.2	Interpretation	4

ARTICLE II

PURCHASE; CLOSING

2.1	Purchase	4
2.2	Closing	4
2.3	Closing Conditions	5

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1	Representations and Warranties of the Company	7

ARTICLE IV

COVENANTS

4.1	Affirmative Covenants	16
4.2	Negative Covenants	22

ARTICLE V

ADDITIONAL AGREEMENTS

5.1	Purchase for Investment	24
5.2	Legends	24
5.3	Transfer of Preferred Shares	25
5.4	Rule 144; Rule 144A; 4(1½) Transactions	26
5.5	Depositary Shares	27
5.6	Expenses and Further Assurances	27

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ARTICLE VI

MISCELLANEOUS

6.1	Termination	28
6.2	Survival	29
6.3	Amendment	29
6.4	Waiver of Conditions	29
6.5	Governing Law; Submission to Jurisdiction, etc	29
6.6	Notices	30
6.7	Assignment	30
6.8	Severability	30
6.9	No Third Party Beneficiaries	31
6.10	Specific Performance	31

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LIST OF ANNEXES

ANNEX A:                      FORM OF OFFICER’S CERTIFICATE
ANNEX B:                      FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK
ANNEX C:                      FORM OF WAIVER
ANNEX D:                      FORM OF OPINION
ANNEX E:                      REGISTRATION RIGHTS
ANNEX F:                      FORM OF OFFICER’S CERTIFICATE (CDFI REQUIREMENTS)

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INDEX OF DEFINED TERMS

Term	Location of Definition
Affiliate	1.1
Agreement	Recitals
Appropriate Federal Banking Agency	1.1
Bank Holding Company	1.1
Bankruptcy Exceptions	3.1(e)
Benefit Plans	2.3(f)
Board of Directors	3.1(f)
Business Combination	6.7
business day	1.2
Capitalization Date	3.1(b)
CDCI	Recitals
CDFI	3.1(d)(ii)
CDFI Application	2.3(m)
CDFI Application Update	2.3(m)
Certificate of Designations	2.3(d)
Certified Entity	1.1
Charter	2.3(d)
Closing	2.2(a)
Closing Date	2.2(a)
Code	3.1(n)
Common Stock	3.1(b)
Company	Recitals
Company Financial Statements	2.3 (l)
Company Material Adverse Effect	1.1
Company Reports	3.1(i)(i)
Company Subsidiary; Company Subsidiaries	3.1(e)(ii)
Compensation Regulations	2.3(f)
control; controlled by; under common control with	1.1
Controlled Group	3.1(n)
CPP	3.1(x)
CPP/CDCI Securities	3.1(x)
Disclosure Schedule	1.1
Disclosure Update	2.3(k)
EESA	2.3(f)
ERISA	3.1(n)
Exchange Act	5.3
Federal Reserve	1.1
Fund	3.1(d)(ii)
GAAP	1.1
Governmental Entities	2.3(a)
Holders	5.4(a)
Indemnitee	5.4(b)

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Information	4.1(c)(iii)
Investor	Recitals
Junior Stock	1.1
knowledge of the Company; Company’s knowledge	1.1
Letter Agreement	Recitals
MHA	4.1(i)
officers	1.1
Parity Stock	1.1
Plan	3.1(n)
Preferred Shares	Recitals
Preferred Stock	Recitals
Previously Disclosed	1.1
Private Capital	2.3(n)
Proprietary Rights	3.1(u)
Purchase	Recitals
Purchase Price	2.1
Regulatory Agreement	3.1(s)
Relevant Period	2.3(f)
Savings and Loan Holding Company	1.1
Schedules	Recitals
SEC	3.1(k)
Section 4.1(e) Employee	4.1(e)(ii)
Securities Act	3.1(a)
Senior Executive Officers	1.1
Share Dilution Amount	1.1
Signing Date	1.1
subsidiary	1.1
Tax; Taxes	1.1
Transfer	5.3

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SECURITIES PURCHASE AGREEMENT – STANDARD TERMS

Recitals:

WHEREAS, the United States Department of the Treasury (the “Investor”) may from time to time agree to purchase shares of preferred stock from eligible financial institutions which elect to participate in the Community Development Capital Initiative (“CDCI”);

WHEREAS, an eligible financial institution electing to participate in the CDCI and issue securities to the Investor shall enter into a letter agreement (the “Letter Agreement”) with the Investor which incorporates this Securities Purchase Agreement – Standard Terms (the eligible financial institution identified in the Letter Agreement, the “Company”);

WHEREAS, the Company agrees to support the availability of credit and financial services to underserved populations and communities in the United States to promote the expansion of small businesses and the creation of jobs in such populations and communities;

WHEREAS, the Company agrees to work diligently, under existing and any future programs, to modify the terms of residential mortgages as appropriate to strengthen the health of the U.S. housing market;

WHEREAS, the Company intends to issue in a private placement the number of shares of the series of its Preferred Stock (“Preferred Stock”) set forth on Schedule A to the Letter Agreement (the “Preferred Shares”) and the Investor intends to purchase (the “Purchase”) from the Company the Preferred Shares; and

WHEREAS, the Purchase will be governed by this Securities Purchase Agreement – Standard Terms and the Letter Agreement, including the schedules thereto (the “Schedules”), specifying additional terms of the Purchase. This Securities Purchase Agreement – Standard Terms (including the Annexes hereto) and the Letter Agreement (including the Schedules thereto) are together referred to as this “Agreement”.  All references in this Securities Purchase Agreement – Standard Terms to “Schedules” are to the Schedules attached to the Letter Agreement.

NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:

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1.1     Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

“Appropriate Federal Banking Agency” means the “appropriate Federal banking agency” with respect to the Company or such Company Subsidiaries, as applicable, as defined in Section 3(q) of the Federal Deposit Insurance Act (12 U.S.C. Section 1813(q)).

“Bank Holding Company” means a company registered as such with the Board of Governors of the Federal Reserve System (the “Federal Reserve”) pursuant to 12 U.S.C. §1842 and the regulations of the Federal Reserve promulgated thereunder.

“Certified Entity” means the Company or, if the Company itself has not been certified by the Fund as a CDFI, each Affiliate of the Company that has been certified by the CDFI  and is specified on Schedule A of the Letter Agreement.

“Company Material Adverse Effect” means a material adverse effect on (i) the business, results of operation or financial condition of the Company and its consolidated subsidiaries and each Certified Entity taken as a whole; provided, however, that Company Material Adverse Effect shall not be deemed to include the effects of (A) changes after the date of the Letter Agreement (the “Signing Date”) in general business, economic or market conditions (including changes generally in prevailing interest rates, credit availability and liquidity, currency exchange rates and price levels or trading volumes in the United States or foreign securities or credit markets), or any outbreak or escalation of hostilities, declared or undeclared acts of war or terrorism, in each case generally affecting the industries in which the Company and its subsidiaries operate, (B) changes or proposed changes after the Signing Date in generally accepted accounting principles in the United States (“GAAP”), or authoritative interpretations thereof, or (C) changes or proposed changes after the Signing Date in securities, banking and other laws of general applicability or related policies or interpretations of Governmental Entities (in the case of each of these clauses (A), (B) and (C), other than changes or occurrences to the extent that such changes or occurrences have or would reasonably be expected to have a materially disproportionate adverse effect on the Company and its consolidated subsidiaries taken as a whole relative to comparable U.S. banking or financial services organizations); or (ii) the ability of the Company to consummate the Purchase and other transactions contemplated by this Agreement and perform its obligations hereunder or thereunder on a timely basis.

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“Disclosure Schedule” means that certain schedule to this Agreement delivered to the Investor on or prior to the Signing Date, setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in Section 3.1.

“Junior Stock” means Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company.

“knowledge of the Company” or “Company’s knowledge” means the actual knowledge after reasonable and due inquiry of the “officers” (as such term is defined in Rule 3b-2 under the Exchange Act) of the Company.

“Parity Stock” means any class or series of stock of the Company the terms of which do not expressly provide that such class or series will rank senior or junior to the Preferred Shares as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

“Previously Disclosed” means information set forth on the Disclosure Schedule or the Disclosure Update, as applicable; provided, however, that disclosure in any section of such Disclosure Schedule or Disclosure Update, as applicable, shall apply only to the indicated section of this Agreement except to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is relevant to another section of this Agreement; provided, further, that the existence of Previously Disclosed information, pursuant to a Disclosure Update, shall neither obligate the Investor to consummate the Purchase nor limit or affect any rights of or remedies available to the Investor.

“Savings and Loan Holding Company” means a company registered as such with the Office of Thrift Supervision pursuant to 12 U.S.C. §1467(a) and the regulations of the Office of Thrift Supervision promulgated thereunder.

“Senior Executive Officers” means the Company’s “senior executive officers” as defined in Section 111 of EESA and the Compensation Regulations.

“Share Dilution Amount” means the increase in the number of diluted shares outstanding (determined in accordance with GAAP, and as measured from the date of the Company’s most recent consolidated financial statements prior to the Closing Date) resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction or the issuance of Private Capital.

“subsidiary” means any corporation, partnership, joint venture, limited liability company or other entity (x) of which such person or a subsidiary of such person is a general partner or (y) of which a majority of the voting securities or other voting interests, or a majority of the securities or other interests of which having by their terms ordinary voting power to elect a

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majority of the board of directors or persons performing similar functions with respect to such entity, is directly or indirectly owned by such person and/or one or more subsidiaries thereof.

“Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, transfer or excise tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest, penalty or addition imposed by any Governmental Entity.

1.2    Interpretation.  When a reference is made in this Agreement to “Recitals”, “Articles”, “Sections”, or “Annexes” such reference shall be to a Recital, Article or Section of, or Annex to, this Securities Purchase Agreement – Standard Terms, and a reference to “Schedules” shall be to a Schedule to the Letter Agreement, in each case, unless otherwise indicated.  The terms defined in the singular have a comparable meaning when used in the plural, and vice versa.  References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation”.  No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is entered into between sophisticated parties advised by counsel.  All references to “$” or “dollars” mean the lawful currency of the United States of America.  Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section.  References to a “business day” shall mean any day except Saturday, Sunday and any day on which banking institutions in the State of New York or the District of Columbia generally are authorized or required by law or other governmental actions to close.

ARTICLE II

PURCHASE; CLOSING

2.1  Purchase.  On the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell to the Investor, and the Investor agrees to purchase from the Company, at the Closing (as hereinafter defined), the Preferred Shares for the price set forth on Schedule A (the “Purchase Price”).

2.2  Closing.   (a)  On the terms and subject to the conditions set forth in this Agreement, the closing of the Purchase (the “Closing”) will take place at the location specified in Schedule A, at the time and on the date set forth in Schedule A or as soon as practicable thereafter, or at such other place, time and date as shall be agreed between the Company and the Investor.  The time and date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

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(b)  Subject to the fulfillment or waiver of the conditions to the Closing in Section 2.3, at the Closing the Company will deliver the Preferred Shares as evidenced by one or more certificates dated the Closing Date and bearing appropriate legends as hereinafter provided for, in exchange for payment in full of the Purchase Price by wire transfer of immediately available United States funds to a bank account designated by the Company on Schedule A.

2.3  Closing Conditions.  The obligation of the Investor to consummate the Purchase is subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

(a)    (i) any approvals or authorizations of all United States and other governmental, regulatory or judicial authorities (collectively, “Governmental Entities”) required for the consummation of the Purchase shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods required by United States and other applicable law, if any, shall have expired and (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the purchase and sale of the Preferred Shares as contemplated by this Agreement;

(b)    (i) the representations and warranties of the Company set forth in  Section 3.1 shall be true and correct in all respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all respects as of such other date) and (ii) the Company shall have performed in all respects all obligations required to be performed by it under this Agreement at or prior to the Closing;

(c)    the Company shall have delivered to the Investor a certificate signed on behalf of the Company by a Senior Executive Officer certifying to the effect that the conditions set forth in Section 2.3(b) have been satisfied, in substantially the form attached hereto as Annex A;

(d)    the Company shall have duly adopted and filed with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity an amendment to its certificate or articles of incorporation, articles of association, or similar organizational document (“Charter”) in substantially the form attached hereto as Annex B (the “Certificate of Designations”) and the Company shall have delivered to the Investor a copy of the filed Certificate of Designations with appropriate evidence from the Secretary of State or other applicable Governmental Entity that the filing has been accepted, or if a filed copy is unavailable, a certificate signed on behalf of the Company by a Senior Executive Officer certifying to the effect that the filing of the Certificate of Designation has been accepted, in substantially the form attached hereto as Annex A;

(e)    the Company shall have delivered to the Investor true, complete and correct certified copies of the Charter and bylaws of the Company;

(f)    (i) the Company shall have effected such changes to its compensation, bonus, incentive and other benefit plans, arrangements and agreements (including golden

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parachute, severance and employment agreements) (collectively, “Benefit Plans”) with respect to its Senior Executive Officers and any other employee of the Company or its Affiliates subject to Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the American Recovery and Reinvestment Act of 2009, or otherwise from time to time (“EESA”), as implemented by any guidance, rule or regulation thereunder, as the same shall be in effect from time to time (collectively, the “Compensation Regulations”) (and to the extent necessary for such changes to be legally enforceable, each of its Senior Executive Officers and other employees shall have duly consented in writing to such changes), as may be necessary, during the period in which any obligation of the Company arising from financial assistance under the Troubled Asset Relief Program remains outstanding (such period, as it may be further described in the Compensation Regulations, the “Relevant Period”), in order to comply with Section 111 of EESA or the Compensation Regulations, and (ii) the Investor shall have received a certificate signed on behalf of the Company by a Senior Executive Officer certifying to the effect that the condition set forth in Section 2.3(f)(i) has been satisfied, in substantially the form attached hereto as Annex A;

(g)    each of the Company’s Senior Executive Officers and any other employee of the Company or its Affiliates subject to Section 111 of EESA shall have delivered to the Investor a written waiver in the form attached hereto as Annex C releasing the Investor and the Company from any claims that such Senior Executive Officer or other employee may otherwise have as a result of the modification of, or the agreement of the Company hereunder to modify, the terms of any Benefit Plans with respect to its Senior Executive Officers or other employees to eliminate any provisions of such Benefit Plans that would not be in compliance with the requirements of Section 111 of EESA as implemented by the Compensation Regulations;

(h)    the Company shall have delivered to the Investor a written opinion from counsel to the Company (which may be internal counsel), addressed to the Investor and dated as of the Closing Date, in substantially the form attached hereto as Annex D;

(i)    the Company shall have delivered certificates in proper form or, with the prior consent of the Investor, evidence of shares in book-entry form, evidencing the Preferred Shares to Investor or its designee(s);

(j)    the Company and the Company Subsidiaries shall have taken all necessary action to ensure that the Company and the Company Subsidiaries and their executive officers, respectively, are in compliance with (i) all guidelines put forth by the Investor with respect to transparency, reporting and monitoring and (ii) the provisions of EESA and any federal law respecting EESA, including the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009), Public Law No. 111-5, effective as of February 17, 2009, and all rules, regulations and guidance issued thereunder;

(k)    the Company shall have delivered to the Investor a copy of the Disclosure Schedule on or prior to the Signing Date and, to the extent that any information set forth on the Disclosure Schedule needs to be updated or supplemented to make it true, complete and correct as of the Closing Date, (i) the Company shall have delivered to the Investor an update to the Disclosure Schedule (the “Disclosure Update”), setting forth any information necessary to make the Disclosure Schedule true, correct and complete as of the Closing Date and (ii) the Investor, in

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its sole discretion, shall have approved the Disclosure Update, provided, however, that the delivery and acceptance of the Disclosure Update shall not limit or affect any rights of or remedies available to the Investor;

(l)    the Company shall have delivered to the Investor on or prior to the Signing Date each of the consolidated financial statements of the Company and its consolidated subsidiaries for each of the last three completed fiscal years of the Company (which shall be audited to the extent audited financial statements are available prior to the Signing Date) and each completed quarterly period since the last completed fiscal year (collectively, the “Company Financial Statements”);

(m)    the Company shall have delivered to the Investor prior to the Signing Date either (i) a true, complete and correct certified copy of each CDFI Certification Application that each Certified Entity submitted to the Fund in connection with its certification as a CDFI along with any updates to the CDFI Certification Application necessary to make it true, complete and correct as of the Signing Date or (ii), to the extent a copy of the CDFI Certification Application that any Certified Entity submitted to the Fund in connection with its certification as a CDFI is not available, a newly completed CDFI Certification Application with respect to such Certified Entity true, complete and correct as of the Signing Date (the CDFI Certification Application delivered to the Investor pursuant to this Section 2.3(m), the “CDFI Application”), and, to the extent any information set forth in the CDFI Application is not true, complete and correct as of the Closing Date, the Company shall have delivered to the Investor an update to the CDFI Application (the “CDFI Application Update”), setting forth any information necessary to make the information set forth in the CDFI Application true, correct and complete as of the Closing Date; and

(n)    the Company shall (i) have received equity capital (“Private Capital”) from one or more non-governmental investors (A) in an amount equal to or greater than the Purchase Price, (B) that is subordinate in right of payment of dividends, liquidation preference and redemption rights to the Preferred Shares and (C) that is acceptable in form and substance to the Investor, in its sole discretion and (ii) have satisfied the following requirements reasonably in advance of the Closing Date: (A) delivery of copies of the definitive documentation for the Private Capital to Investor, (B) delivery of the organizational charts of such non-governmental investors to Investor, each certified by the applicable non-governmental investor and demonstrating that such non-governmental investor is not an Affiliate of the Company, (C) delivery of any other documents or information as Investor may reasonably request, in its sole discretion and (D) any other terms and conditions imposed by the Appropriate Federal Banking Agency, in its sole discretion, as a condition to its recommendation.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties of the Company.  Except as Previously Disclosed, the Company represents and warrants to the Investor that as of the Signing Date and as of the Closing Date (or such other date specified herein):

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(a)    Organization, Authority and Significant Subsidiaries.  The Company has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of organization, with the necessary power and authority to own, operate and lease its properties and conduct its business in all material respects as it is being currently conducted, and except as has not, individually or in the aggregate, had and would not reasonably be expected to have a Company Material Adverse Effect, has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification; each Certified Entity (if not the Company) and each subsidiary of the Company that would be considered a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933 (the “Securities Act”), has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.  The Charter and bylaws of the Company and each Certified Entity (if not the Company), copies of which have been provided to the Investor prior to the Signing Date, are true, complete and correct copies of such documents as in full force and effect as of the Signing Date and as of the Closing Date.

(b)   Capitalization.  The authorized capital stock of the Company, and the outstanding capital stock of the Company (including securities convertible into, or exercisable or exchangeable for, capital stock of the Company) as of the most recent fiscal month-end preceding the Signing Date (the “Capitalization Date”) is set forth on Schedule B.  The outstanding shares of capital stock of the Company have been duly authorized and are validly issued and outstanding, fully paid and nonassessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). As of the Signing Date, the Company does not have outstanding any securities or other obligations providing the holder the right to acquire its common stock (“Common Stock”) or other capital stock that is not reserved for issuance as specified on Schedule B, and the Company has not made any other commitment to authorize, issue or sell any Common Stock or other capital stock.  Since the Capitalization Date, the Company has not issued any shares of Common Stock or other capital stock, other than (i) shares issued upon the exercise of stock options or delivered under other equity-based awards or other convertible securities or warrants which were issued and outstanding on the Capitalization Date and disclosed on Schedule B, and (ii) shares disclosed on Schedule B and (iii) shares or other capital stock representing Private Capital disclosed on Schedule B.  Each holder of 5% or more of any class of capital stock of the Company and such holder’s primary address are set forth on Schedule B.

(c)    Preferred Shares.  The Preferred Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, such Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of Preferred Stock, whether or not designated, issued or outstanding, with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

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(d)  Community Development Financial Institution Status; Domestic Ownership.

(i)    The Company collectively with all of its “Affiliates” (within the meaning of 12 C.F.R. 1805.104) satisfies the requirements of 12 C.F.R. 1805.200(b).

(ii)    Each Certified Entity (A) is a regulated community development financial institution (a “CDFI”) currently certified by the Community Development Financial Institution Fund (the “Fund”) of the United States Department of the Treasury pursuant to 12 C.F.R. 1805.201(a) as having satisfied the eligibility requirements of the Fund’s Community Development Financial Institutions Program and (B) satisfies the eligibility requirements for a CDFI set forth in 12 C.F.R. 1805.201 (b)(1) – (6).

(iii)    The Company is not a Bank Holding Company, Savings and Loan Holding Company, bank or savings association controlled (within the meaning of the Bank Holding Company Act of 1956 (12 U.S.C. 1841(a)(2)) and 12 C.F.R. 225(a)(i) in the case of Bank Holding Companies and banks and the Home Owners’ Loan Act of 1933 (12 U.S.C. 1467a (a)(2)) and 12 C.F.R. 583.7 in the case of Savings and Loan Holding Companies and savings associations) by a foreign bank or company.

(e)   Authorization, Enforceability.

(i)    The Company has the corporate power and authority to execute and deliver this Agreement and to carry out its obligations hereunder (which includes the issuance of the Preferred Shares).  The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company.  This Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to any limitations by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a  proceeding at law or in equity (“Bankruptcy Exceptions”).

(ii)    The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and compliance by the Company with the provisions hereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any subsidiary of the Company or Certified Entity (if not the Company) (each subsidiary or Certified Entity, a “Company Subsidiary” and, collectively, the “Company Subsidiaries”) under any of the terms, conditions or provisions of (x) its

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organizational documents or (y) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Company Subsidiary is a party or by which it or any Company Subsidiary may be bound, or to which the Company or any Company Subsidiary or any of the properties or assets of the Company or any Company Subsidiary may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Company Subsidiary or any of their respective properties or assets except, in the case of clauses (A)(y) and (B), for those occurrences that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(iii)    Other than the filing of the Certificate of Designations with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity, such filings and approvals as are required to be made or obtained under any state “blue sky” laws and such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase except for any such notices, filings, exemptions, reviews, authorizations, consents and approvals the failure of which to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f)   Anti-takeover Provisions and Rights Plan.  The Board of Directors of the Company (the “Board of Directors”) has taken all necessary action to ensure that the transactions contemplated by this Agreement and the consummation of the transactions contemplated hereby will be exempt from any anti-takeover or similar provisions of the Company’s Charter and bylaws, and any other provisions of any applicable “moratorium”, “control share”, “fair price”, “interested stockholder” or other anti-takeover laws and regulations of any jurisdiction.

(g)   No Company Material Adverse Effect.  Since the last day of the last completed fiscal period for which financial statements are included in the Company Financial Statements, no fact, circumstance, event, change, occurrence, condition or development has occurred that, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect, except as disclosed on Schedule C.

(h)    Company Financial Statements.  The Company Financial Statements present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements (i) were prepared in conformity with GAAP applied on a consistent basis (except as may be noted therein) and (ii) have been prepared from, and are in accordance with, the books and records of the Company and the Company Subsidiaries.

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(i)    Reports.

(i)    Since December 31, 2008, the Company and each Company Subsidiary has filed all reports, registrations, documents, filings, statements and submissions, together with any amendments thereto, that it was required to file with any Governmental Entity (the foregoing, collectively, the “Company Reports”) and has paid all fees and assessments due and payable in connection therewith, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.  As of their respective dates of filing, the Company Reports complied in all material respects with all statutes and applicable rules and regulations of the applicable Governmental Entities.

(ii)    The records, systems, controls, data and information of the Company and the Company Subsidiaries are recorded, stored, maintained and operated under means (including any electronic, mechanical or photographic process, whether computerized or not) that are under the exclusive ownership and direct control of the Company or the Company Subsidiaries or their accountants (including all means of access thereto and therefrom), except for any non-exclusive ownership and non-direct control that would not reasonably be expected to have a material adverse effect on the system of internal accounting controls described below in this Section 3.1(i)(ii).  The Company (A) has implemented and maintains adequate disclosure controls and procedures to ensure that material information relating to the Company, including the consolidated Company Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the Signing Date, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

(j)    No Undisclosed Liabilities.  Neither the Company nor any of the Company Subsidiaries has any liabilities or obligations of any nature (absolute, accrued, contingent or otherwise) which are not properly reflected or reserved against in the Company Financial Statements to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since the last fiscal year end in the ordinary and usual course of business and consistent with past practice and (ii) liabilities that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(k)    Offering of Securities.  Neither the Company nor any person acting on its behalf has taken any action (including any offering of any securities of the Company under circumstances which would require the integration of such offering with the offering of any of the Preferred Shares under the Securities Act, and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder), which might subject the offering,

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issuance or sale of any of the Preferred Shares to Investor pursuant to this Agreement to the registration requirements of the Securities Act.

(l)    Litigation and Other Proceedings.  Except (i) as set forth on Schedule D or (ii) as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there is no (A) pending or, to the knowledge of the Company, threatened, claim, action, suit, investigation or proceeding, against the Company or any Company Subsidiary or to which any of their assets are subject nor is the Company or any Company Subsidiary subject to any order, judgment or decree or (B) unresolved violation, criticism or exception by any Governmental Entity with respect to any report or relating to any examinations or inspections of the Company or any Company Subsidiaries.

(m)    Compliance with Laws.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have all permits, licenses, franchises, authorizations, orders and approvals of, and have made all filings, applications and registrations with, Governmental Entities that are required in order to permit them to own or lease their properties and assets and to carry on their business as presently conducted and that are material to the business of the Company or such Company Subsidiary.  Except as set forth on Schedule E, the Company and the Company Subsidiaries have complied in all respects and are not in default or violation of, and none of them is, to the knowledge of the Company, under investigation with respect to or, to the knowledge of the Company, have been threatened to be charged with or given notice of any violation of, any applicable domestic (federal, state or local) or foreign law, statute, ordinance, license, rule, regulation, policy or guideline, order, demand, writ, injunction, decree or judgment of any Governmental Entity, other than such noncompliance, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.  Except for statutory or regulatory restrictions of general application or as set forth on Schedule E, no Governmental Entity has placed any restriction on the business or properties of the Company or any Company Subsidiary that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(n)    Employee Benefit Matters.  Except as would not reasonably be expected to have, either individually or in the aggregate, a Company Material Adverse Effect: (i) each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) providing benefits to any current or former employee, officer or director of the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) that is sponsored, maintained or contributed to by the Company or any member of its Controlled Group and for which the Company or any member of its Controlled Group would have any liability, whether actual or contingent (each, a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code; (ii) with respect to each Plan subject to Title IV of ERISA (including, for purposes of this clause (ii), any plan subject to Title IV of ERISA that the Company or any member of its Controlled Group previously maintained or contributed to in the six years prior to the Signing Date), (1) no “reportable event” (within the meaning of Section 4043(c) of ERISA), other than a

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reportable event for which the notice period referred to in Section 4043(c) of ERISA has been waived, has occurred in the three years prior to the Signing Date or is reasonably expected to occur, (2) no “accumulated funding deficiency” (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, has occurred in the three years prior to the Signing Date or is reasonably expected to occur, (3) the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on the assumptions used to fund such Plan) and (4) neither the Company nor any member of its Controlled Group has incurred in the six years prior to the Signing Date, or reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation in the ordinary course and without default) in respect of a Plan (including any Plan that is a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); and (iii) each Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service with respect to its qualified status that has not been revoked, or such a determination letter has been timely applied for but not received by the Signing Date, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss, revocation or denial of such qualified status or favorable determination letter.

(o)    Taxes.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries have filed all federal, state, local and foreign income and franchise Tax returns (together with any schedules and attached thereto) required to be filed through the Signing Date, subject to permitted extensions, and have paid all Taxes due thereon, (ii) all such Tax returns (together with any schedules and attached thereto) are true, complete and correct in all material respects and were prepared in compliance with all applicable laws and (iii) no Tax deficiency has been determined adversely to the Company or any of the Company Subsidiaries, nor does the Company have any knowledge of any Tax deficiencies.

(p)    Properties and Leases.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens (including, without limitation, liens for Taxes), encumbrances, claims and defects that would affect the value thereof or interfere with the use made or to be made thereof by them.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions that would interfere with the use made or to be made thereof by them.

(q)    Environmental Liability.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:

(i)    there is no legal, administrative, or other proceeding, claim or action of any nature seeking to impose, or that would reasonably be expected to result in the imposition of, on the Company or any Company Subsidiary, any liability relating to the release of hazardous substances as defined under any local, state or federal environmental statute, regulation or ordinance, including the Comprehensive

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Environmental Response, Compensation and Liability Act of 1980, pending or, to the Company’s knowledge, threatened against the Company or any Company Subsidiary;
(ii)    to the Company’s knowledge, there is no reasonable basis for any such proceeding, claim or action; and

(iii)    neither the Company nor any Company Subsidiary is subject to any agreement, order, judgment or decree by or with any court, Governmental Entity or third party imposing any such environmental liability.

(r)    Risk Management Instruments.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries or its or their customers, were entered into (i) only in the ordinary course of business, (ii) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (iii) with counterparties believed to be financially responsible at the time; and each of such instruments constitutes the valid and legally binding obligation of the Company or one of the Company Subsidiaries, enforceable in accordance with its terms, except as may be limited by the Bankruptcy Exceptions.  Neither the Company or the Company Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement other than such breaches that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(s)    Agreements with Regulatory Agencies.  Except as set forth on Schedule F, neither the Company nor any Company Subsidiary is subject to any material cease-and-desist or other similar order or enforcement action issued by, or is a party to any material written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2006, has adopted any board resolutions at the request of, any Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies or procedures, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Company Subsidiary been advised since December 31, 2006, by any such Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Regulatory Agreement.  The Company and each Company Subsidiary is in compliance in all material respects with each Regulatory Agreement to which it is party or subject, and neither the Company nor any Company Subsidiary has received any notice from any Governmental Entity indicating that either the Company or any Company Subsidiary is not in compliance in all material respects with any such Regulatory Agreement.

(t)    Insurance.  The Company and the Company Subsidiaries are insured with reputable insurers against such risks and in such amounts as the management of the Company reasonably has determined to be prudent and consistent with industry practice.  The Company and the Company Subsidiaries are in material compliance with their insurance policies and are

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not in default under any of the material terms thereof, each such policy is outstanding and in full force and effect, all premiums and other payments due under any material policy have been paid, and all claims thereunder have been filed in due and timely fashion, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(u)    Intellectual Property.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each Company Subsidiary owns or otherwise has the right to use, all intellectual property rights, including all trademarks, trade dress, trade names, service marks, domain names, patents, inventions, trade secrets, know-how, works of authorship and copyrights therein, that are used in the conduct of their existing businesses and all rights relating to the plans, design and specifications of any of its branch facilities (“Proprietary Rights”) free and clear of all liens and any claims of ownership by current or former employees, contractors, designers or others and (ii) neither the Company nor any of the Company Subsidiaries is materially infringing, diluting, misappropriating or violating, nor has the Company or any of the Company Subsidiaries received any written (or, to the knowledge of the Company, oral) communications alleging that any of them has materially infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by any other person.  Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the Company’s knowledge, no other person is infringing, diluting, misappropriating or violating, nor has the Company or any or the Company Subsidiaries sent any written communications since January 1, 2007, alleging that any person has infringed, diluted, misappropriated or violated, any of the Proprietary Rights owned by the Company and the Company Subsidiaries.

(v)    Brokers and Finders.  The Investor has no liability for any amounts that any broker, finder or investment banker is entitled to for any financial advisory, brokerage, finder’s or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

(w)    Disclosure Schedule.  The Company has delivered the Disclosure Schedule and, if applicable, the Disclosure Update to the Investor and the information contained in the Disclosure Schedule, as modified by the information contained in the Disclosure Update, if applicable, is true, complete and correct.

(x)    CPP/CDCI Securities.  To the extent that the Company participated in the Troubled Asset Relief Program Capital Purchase Program (“CPP”) or the CDCI prior to the Signing Date and the Company has any Preferred Stock or other securities issued in connection with its participation in the CPP or the CDCI (the “CPP/CDCI Securities”) outstanding, the Company has (i) not breached any representation, warranty or covenant set forth in any of the documents governing the CPP/CDCI Securities or its sale to Investor and (ii) paid to Investor all accrued and unpaid dividends and/or interest then due on the CPP/CDCI Securities.

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ARTICLE IV

COVENANTS

4.1    Affirmative Covenants.  The Company hereby covenants and agrees with Investor that:

(a)    Commercially Reasonable Efforts.  Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as to permit consummation of the Purchase as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and shall use commercially reasonable efforts to cooperate with the other party to that end.

(b)    Certain Notifications Until Closing.  From the Signing Date until the Closing, the Company shall promptly notify the Investor of (i) any fact, event or circumstance of which it is aware and which would reasonably be expected to cause any representation or warranty of the Company contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of the Company contained in this Agreement not to be complied with or satisfied in any material respect and (ii) except as Previously Disclosed, any fact, circumstance, event, change, occurrence, condition or development of which the Company is aware and which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect; provided, however, that delivery of any notice pursuant to this Section 4.1(b) shall not limit or affect any rights of or remedies available to the Investor.

(c)    Access, Information and Confidentiality.

(i)    the Signing Date until the date when the Investor owns an amount of Preferred Shares having an aggregate liquidation value of less than 10% of the Purchase Price, the Company will permit the Investor and its agents, consultants, contractors and advisors (x) acting through the Appropriate Federal Banking Agency, or otherwise to the extent necessary to evaluate, manage, or transfer its investment in the Company, to examine the corporate books, Tax returns (including all schedules and attached thereto) and other information reasonably requested by Investor relating to Taxes and make copies thereof and to discuss the affairs, finances and accounts of the Company and the Company Subsidiaries with the principal officers of the Company, all upon reasonable notice and at such reasonable times and as often as the Investor may reasonably request and (y) to review any information material to the Investor’s investment in the Company provided by the Company to its Appropriate Federal Banking Agency.  Any investigation pursuant to this Section 4.1(c) shall be conducted during normal business hours and in such manner as not to interfere unreasonably with the conduct of the business of the Company, and nothing herein shall require the Company or any Company Subsidiary to disclose any information to the Investor to the extent (A) prohibited by applicable law or regulation, or (B) that such disclosure would

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reasonably be expected to cause a violation of any agreement to which the Company or any Company Subsidiary is a party or would cause a risk of a loss of privilege to the Company or any Company Subsidiary (provided that the Company shall use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances where the restrictions in this clause (i) apply).

(ii)    From the Signing Date until the date on which all of the Preferred Shares have been redeemed in whole, the Company will deliver, or will cause to be delivered, to the Investor:

    (A)    as soon as available after the end of each fiscal year of the Company, and in any event within 90 days thereafter, a consolidated balance sheet of the Company as of the end of such fiscal year, and consolidated statements of income, retained earnings and cash flows of the Company for such year, in each case prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year of the Company and which shall be audited to the extent audited financial statements are available;1

    (B)    as soon as available after the end of the first, second and third quarterly periods in each fiscal year of the Company, a copy of any quarterly reports provided to other stockholders of the Company or Company management by the Company;

    (C)    as soon as available after the Company receives any assessment of the Company’s internal controls, a copy of such assessment;

    (D)    annually on a date specified by the Investor, a completed survey, in a form specified by the Investor, providing, among other things, a description of how the Company has utilized the funds the Company received hereunder in connection with the sale of the Preferred Shares and the effects of such funds on the operations and status of the Company;

    (E)     as soon as such items become effective, any amendments to the Charter, bylaws or other organizational documents of the Company; and

    (F)    at the same time as such items are sent to any stockholders of the Company, copies of any information or documents sent by the Company to its stockholders.

(iii)    The Investor will use reasonable best efforts to hold, and will use reasonable best efforts to cause its agents, consultants, contractors and advisors and United States executive branch officials and employees, to hold, in confidence all

___________________________
1 To the extent that the Company informed the Investor on the Signing Date that it does not prepare financial statements in accordance with GAAP in the ordinary course, the Investor may consider other annual financial reporting packages acceptable to it in its sole discretion.

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non-public records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the Company furnished or made available to it by the Company or its representatives pursuant to this Agreement (except to the extent that such information can be shown to have been (i) previously known by such party on a non-confidential basis, (ii) in the public domain through no fault of such party or (iii) later lawfully acquired from other sources by the party to which it was furnished (and without violation of any other confidentiality obligation)); provided that nothing herein shall prevent the Investor from disclosing any Information to the extent required by applicable laws or regulations or by any subpoena or similar legal process.  The Investor understands that the Information may contain commercially sensitive confidential information entitled to an exception from a Freedom of Information Act request.

(iv)    The Investor’s information rights pursuant to Section 4.1(c)(ii)(A), (B), (C), (E) and (F) and the Investor’s right to receive certifications from the Company pursuant to Section 4.1(d)(ii) may be assigned by the Investor to a transferee or assignee of the Preferred Shares with a liquidation preference of no less than an amount equal to 2% of the initial aggregate liquidation preference of the Preferred Shares.

(v)    From the Signing Date until the date when the Investor no longer owns any Preferred Shares, the Company shall permit, and shall cause each of the Company’s Subsidiaries to permit (A) the Investor and its agents, consultants, contractors and advisors, (B) the Special Inspector General of the Troubled Asset Relief Program, and (C) the Comptroller General of the United States access to personnel and any books, papers, records or other data, in each case, to the extent relevant to ascertaining compliance with the financing terms and conditions; provided that prior to disclosing any information pursuant to clause (B) or (C), the Special Inspector General of the Troubled Asset Relief Program and the Comptroller General of the United States shall have agreed, with respect to documents obtained under this Agreement in furtherance of its function, to follow applicable law and regulation (and the applicable customary policies and procedures) regarding the dissemination of confidential materials, including redacting confidential information from the public version of its reports and soliciting the input from the Company as to information that should be afforded confidentiality, as appropriate.

(vi)    Nothing in this Section shall be construed to limit the authority that the Special Inspector General of the Troubled Asset Relief Program, the Comptroller General of the United States or any other applicable regulatory authority has under law.

(d)    CDFI Requirements.

(i)    From the Signing Date until the date on which all of the Preferred Shares have been redeemed in whole, each Certified Entity shall (A) be certified by the Fund as a CDFI; (B) together with its Affiliates collectively meet the eligibility requirements of 12 C.F.R. 1805.200(b); (C) have a primary mission of promoting

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community development, as may be determined by Investor from time to time, based on criteria set forth in 12 C.F.R. 1805.201(b)(1); (D) provide Financial Products, Development Services, and/or other similar financing as a predominant business activity in arm’s-length transactions; (E) serve a Target Market by serving one or more Investment Areas and/or Targeted Populations as may be determined by Investor from time to time, substantially in the manner set forth in 12 C.F.R. 1805.201(b)(3); (F) provide Development Services in conjunction with its Financial Products, directly, through an Affiliate or through a contract with a third-party provider; (G) maintain accountability to residents of the applicable Investment Area(s) or Targeted Population(s) through representation on its governing Board of Directors or otherwise; and (H) remain a non-governmental entity which is not an agency or instrumentality of the United States of America, or any State or political subdivision thereof, as described in 12 C.F.R. 1805.201(b)(6) and within the meaning of any supplemental regulations or interpretations of 12 C.F.R. 1805.201(b)(6) or such supplemental regulations published by the Fund.  Notwithstanding any other provision hereof, as used in this Section 4.1(d), the terms “Affiliates”; “Financial Products”; “Development Services”; “Target Market”; “Investment Areas”; and “Targeted Populations” have the meanings ascribed to such terms in 12 C.F.R. 1805.104.

(ii)    From the Signing Date until the date on which all of the Preferred Shares have been redeemed in whole, the Company shall deliver to Investor (1) (x) on the date that is 180 days after the Closing Date and (y) annually on the same date on which the Company delivers the documentation required under Section 4.1(c)(ii)(A) to the Investor, a certificate signed on behalf of the Company by a Senior Executive Officer, in substantially the form attached hereto as Annex F, certifying (A) that the Company and each Certified Entity remains in compliance with the covenants set forth in Section 4.1(d)(i); (B) that the information in the CDFI Application, as modified by any updates to the CDFI Application provided by the Company to the Investor on or prior to the date of such certificate, with respect to the covenants set forth in Section 4.1(d)(i)(B) and Section 4.1(d)(i)(D) remains true, correct and complete as of such date or, to the extent any information set forth in the CDFI Application, as modified by any updates to the CDFI Application provided by the Company to the Investor on or prior to the date of such certificate, with respect to such covenants needs to be updated or supplanted to make it true, complete and correct as of such date, that an updated narrative to the CDFI Application setting forth any information necessary to make the information set forth in the CDFI Application is true, complete and correct as of such date; (C) either (a) that the contracts and material agreements entered into by each Certified Entity with respect to Development Services previously disclosed to the Investor remain in effect or (b) that attached are any new contracts and material agreements entered into by the Certified Entity with respect to Development Services; (D) a list of the names and addresses of the individuals which comprise the board of directors of each Certified Entity as of such date and, to the extent any of such individuals was not a member of the board of directors of such Certified Entity as of the last certification to the Investor, a narrative describing such individual’s relationship to the applicable

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Investment Area(s) and Targeted Population(s) or, if such Certified Entity maintains accountability to residents of the applicable Investment Area(s) or Target Population(s) through means other than representation on its governing board of directors and such means have changed since the date of the last certification to the Investor, a narrative describing such change; (E) that each Certified Entity is not an agency of the United States of America, or any State or political subdivision thereof, as described in 12 C.F.R. 1805.201(b)(6) and within the meaning of any supplemental regulations or interpretations of 12 C.F.R. 1805.201(b)(6) or such supplemental regulations published by the Fund and (F) that the Company remains in compliance with the covenants set forth in Section 4.1(f) and Section 4.1(m) and (2) within five (5) business days of receipt, copies of any notices, correspondence or other written communication between each Certified Entity and the Fund, including any form that such Certified Entity is required to provide to the Fund due to the occurrence of a “Material Event” within the meaning of the Fund’s CDFI Certification Procedures.

(iii)    The Company shall immediately notify the Investor upon the occurrence of any breach of any of the covenants set forth in Section 4.1(d).

(e)    Executive Compensation.

(i)    Benefit Plans.  During the Relevant Period, the Company shall take all necessary action to ensure that the Benefit Plans of the Company and its Affiliates comply in all respects with, and shall take all other actions necessary to comply with, Section 111 of EESA as implemented by the Compensation Regulations, and neither the Company nor any of its Affiliates shall adopt any new Benefit Plan (x) that does not comply therewith or (y) that does not expressly state and require that such Benefit Plan and any compensation thereunder shall be subject to any relevant Compensation Regulations adopted, issued or released on or after the date any such Benefit Plan is adopted.  To the extent that EESA and/or the Compensation Regulations are amended or otherwise change during the Relevant Period in a manner that requires changes to then-existing Benefit Plans, or that requires other actions, the Company and its Affiliates shall effect such changes to its or their Benefit Plans, and take such other actions, as promptly as practicable after it has actual knowledge of such amendments or changes in order to be in compliance with this Section 4.1(e) (and shall be deemed to be in compliance for a reasonable period to effect such changes).  In addition, the Company and its Affiliates shall take all necessary action, other than to the extent prohibited by applicable law or regulation applicable outside of the United States, to ensure that the consummation of the transactions contemplated by this Agreement will not accelerate the vesting, payment or distribution of any equity-based awards, deferred cash awards or any nonqualified deferred compensation payable by the Company or any of its Affiliates.

(ii)    Additional Waivers.  After the Closing Date, in connection with the hiring or promotion of a Section 4.1(e) Employee and/or the promulgation of applicable Compensation Regulations or otherwise, to the extent any Section 4.1(e) Employee shall not have executed a waiver in a form satisfactory to the Investor

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with respect to the application to such Section 4.1(e) Employee of the Compensation Regulations, the Company shall use its best efforts to (x) obtain from such Section 4.1(e) Employee a waiver in substantially the form attached hereto as Annex C and (y) deliver such waiver to the Investor as promptly as possible, in each case within sixty days of such Section 4.1(e) Employee’s becoming subject to the requirements of this section.  “Section 4.1(e) Employee” means (A) each Senior Executive Officer and (B) any other employee of the Company or any of its Affiliates determined at any time to be subject to Section 111 of EESA as implemented by the Compensation Regulations.

(iii)    Clawback.  In the event that any Section 4.1(e) Employee receives a payment in contravention of the provisions of this Section 4.1(e), the Company shall promptly provide such individual with written notice that the amount of such payment must be repaid to the Company in full within fifteen business days following receipt of such notice or such earlier time as may be required by the Compensation Regulations and shall promptly inform the Investor (x) upon discovering that a payment in contravention of this Section 4.1(e) has been made and (y) following the repayment to the Company of such amount, and shall take such other actions as may be necessary to comply with the Compensation Regulations.

(iv)    Limitation on Deductions.  During the Relevant Period, the Company agrees that it shall not claim a deduction for remuneration for federal income tax purposes in excess of $500,000 for each Senior Executive Officer that would not be deductible if Section 162(m)(5) of the Code applied to the Company.

(f)    Bank and Thrift Holding Company Status.  If the Company is a Bank Holding Company or a Savings and Loan Holding Company on the Signing Date, then the Company shall maintain its status as a Bank Holding Company or Savings and Loan Holding Company, as the case may be, for as long as the Investor owns any Preferred Shares.  The Company shall redeem all Preferred Shares held by the Investor prior to terminating its status as a Bank Holding Company or Savings and Loan Holding Company, as applicable.

(g)    Predominantly Financial.  For as long as the Investor owns any Preferred Shares, the Company, to the extent it is not itself an insured depository institution, agrees to remain predominantly engaged in financial activities.  A company is predominantly engaged in financial activities if the annual gross revenues derived by the company and all subsidiaries of the company (excluding revenues derived from subsidiary depository institutions), on a consolidated basis, from engaging in activities that are financial in nature or are incidental to a financial activity under subsection (k) of Section 4 of the Bank Holding Company Act of 1956 (12 U.S.C. 1843(k)) represent at least 85 percent of the consolidated annual gross revenues of the company.

(h)    Capital Covenant.  From the Signing Date until the date on which all of the Preferred Shares have been redeemed in whole, the Company and the Company Subsidiaries shall maintain such capital as may be necessary to meet the minimum capital requirements of the Appropriate Federal Banking Agency, as in effect from time to time.

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(i)    HAMP Modifications.  The Company shall take all necessary action to ensure that (A) from and after the date the Company or any Company Subsidiary that services residential mortgage loans has 100 or more residential mortgage loans not owned or guaranteed by Fannie Mae or Freddie Mac which have been past due for 60 or more days, the Company or such Company Subsidiary shall, to the extent such programs are open for participation, (1) participate in the United States Department of the Treasury’s Making Home Affordable (“MHA”) program, including MHA’s Second Lien Modification Program and (2) immediately execute a Commitment to Purchase Financial Instrument and Servicer Participation Agreement (in such form as may be set forth on the MHA website at www.hmpadmin.com from time to time) with Fannie Mae (acting as the United States Department of the Treasury’s fiscal agent) and (B) if the Company or any Company Subsidiary owns mortgage loans that are serviced by a non-affiliated mortgage servicer, the Company or such Company Subsidiary shall consent to any MHA modification request made by such mortgage servicer.

(j)    Reporting Requirements.  Prior to the date on which all of the Preferred Shares have been redeemed in whole, the Company covenants and agrees that, at all times on or after the Closing Date, (i) to the extent it is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall comply with the terms and conditions set forth in Annex E or (ii) as soon as practicable after the date that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall comply with the terms and conditions set forth in Annex E.

(k)    Compliance with Employ American Workers Act.  The Company shall agree to comply, and take all necessary action to ensure that any Company Subsidiary complies, in all respects with the provisions of EESA and any federal law respecting EESA, including the Employ American Workers Act (Section 1611 of Division A, Title XVI of the American Recovery and Reinvestment Act of 2009), Public Law No. 111-5, effective as of February 17, 2009, as implemented by any rules, regulation or guidance thereunder, as such may be amended or supplemented from time to time, and any applicable guidance of the United States Department of the Treasury with respect thereto.

 (l)    Transfer of Proceeds to Certified Entities.  If the Company is not a Certified Entity, the Company shall immediately transfer to its related Certified Entities, as capital contributions, any proceeds it receives in connection with the sale of Preferred Shares.

(m)    Control by Foreign Bank or Company.  Prior to the date on which all of the Preferred Shares have been redeemed in whole, the Company shall not be controlled (within the meaning of the Bank Holding Company Act of 1956 (12 U.S.C. 1841(a)(2)) and 12 C.F.R. 225(a)(i) in the case of Bank Holding Companies and banks and the Home Owners’ Loan Act of 1933 (12 U.S.C. 1467a(a)(2)) and 12 C.F.R. 583.7 in the case of Savings and Loan Holding Companies and savings associations) by a foreign bank or company.

4.2    Negative Covenants.  The Company hereby covenants and agrees with the Investor that:

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(a)    Certain Transactions.

(i)    The Company shall not merge or consolidate with, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party (or its ultimate parent entity), as the case may be (if not the Company), expressly assumes the due and punctual performance and observance of each and every covenant, agreement and condition of this Agreement to be performed and observed by the Company.

(ii)    Without the prior written consent of the Investor, until such time as the Investor shall cease to own any Preferred Shares, the Company shall not permit any of its “significant subsidiaries” (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) to (i) engage in any merger, consolidation, statutory share exchange or similar transaction following the consummation of which such significant subsidiary is not wholly-owned by the Company, (ii) dissolve or sell all or substantially all of its assets or property other than in connection with an internal reorganization or consolidation involving wholly-owned subsidiaries of the Company or (iii) issue or sell any shares of its capital stock or any securities convertible or exercisable for any such shares, other than issuances or sales in connection with an internal reorganization or consolidation involving wholly-owned subsidiaries of the Company.

(b)    Restriction on Dividends and Repurchases.

(i)    The Company covenants and agrees that it shall not violate any of the restrictions on dividends, distributions, redemptions, repurchases, acquisitions and related actions set forth in the Certificate of Designations, which are incorporated by reference herein as if set forth in full.

(ii)    During the period beginning on the eighth anniversary of the Closing and ending on the date on which the Investor no longer owns any of the Preferred Shares, neither the Company nor any Company Subsidiary shall, without the consent of the Investor, (i) declare or pay any dividend or make any distribution on capital stock or other equity securities of any kind of the Company or any Company Subsidiary; or (ii) redeem, purchase or acquire any shares of Common Stock or other capital stock or other equity securities of any kind of the Company or any Company Subsidiary, or any trust preferred securities issued by the Company or any Affiliate of the Company, other than (A) redemptions, purchases or other acquisitions of the Preferred Shares, (B) regular dividends on shares of preferred stock in accordance with the terms thereof and which are permitted under the terms of the Preferred Shares, or (C) dividends or distributions by any wholly-owned Company Subsidiary.

(c)    Related Party Transactions.  Until such time as the Investor ceases to own any debt or equity securities of the Company, including the Preferred Shares, the Company and the Company Subsidiaries shall not enter into transactions with Affiliates or related persons (within the meaning of Item 404 under the SEC’s Regulation S-K) unless (A) such transactions are on terms no less favorable to the Company and the Company Subsidiaries than could be

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obtained from an unaffiliated third party, and (B) have been approved by the audit committee of the Board of Directors or comparable body of independent directors of the Company, or if there are no independent directors, the Board of Directors, provided that the Board of Directors shall maintain written documentation which supports its determination that the transaction meets the requirements of clause (A) of this Section 4.2(c).

(d)    Restriction on Repurchase of Preferred Shares Not Held by Investor.  Prior to the date on which the Investor no longer owns any of the Preferred Shares the Company shall not repurchase, redeem, call or otherwise reacquire any Preferred Shares from any holder thereof, whether by means of open market purchase, negotiated transaction, or otherwise, unless it offers to repurchase, redeem, call or otherwise reacquire a ratable portion of the Preferred Shares, as the case may be, then held by the Investor on the same terms and conditions.

ARTICLE V
ADDITIONAL AGREEMENTS

5.1   Purchase for Investment.  The Investor acknowledges that the Preferred Shares have not been registered under the Securities Act or under any state securities laws. The Investor (a) is acquiring the Preferred Shares pursuant to an exemption from registration under the Securities Act solely for investment with no present intention to distribute them to any person in violation of the Securities Act or any applicable U.S. state securities laws, (b) will not sell or otherwise dispose of any of the Preferred Shares, except in compliance with the registration requirements or exemption provisions of the Securities Act and any applicable U.S. state securities laws, and (c) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of the Purchase and of making an informed investment decision.

5.2    Legends.  (a)  The Investor agrees that all certificates or other instruments representing the Preferred Shares will bear a legend substantially to the following effect:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY

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THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.  ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

THIS INSTRUMENT IS ISSUED SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER.  THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT.  ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”

(b)    In the event that any Preferred Shares (i) become registered under the Securities Act or (ii) are eligible to be transferred without restriction in accordance with Rule 144 or another exemption from registration under the Securities Act (other than Rule 144A), the Company shall issue new certificates or other instruments representing such Preferred Shares, which shall not contain the applicable legends in Section 5.2(a) above; provided that the Investor surrenders to the Company the previously issued certificates or other instruments.

5.3    Transfer of Preferred Shares.  Subject to compliance with applicable securities laws, the Investor shall be permitted to transfer, sell, assign or otherwise dispose of (“Transfer”) all or a portion of the Preferred Shares at any time, and the Company shall take all steps as may be reasonably requested by the Investor to facilitate the Transfer of the Preferred Shares, including without limitation, as set forth in Section 5.4, provided that the Investor shall

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not Transfer any Preferred Shares if such transfer would require the Company to be subject to the periodic reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Company was not already subject to such requirements.  In furtherance of the foregoing, the Company shall provide reasonable cooperation to facilitate any Transfers of the Preferred Shares, including, as is reasonable under the circumstances, by furnishing such information concerning the Company and its business as a proposed transferee may reasonably request and making management of the Company reasonably available to respond to questions of a proposed transferee in accordance with customary practice, subject in all cases to the proposed transferee agreeing to a customary confidentiality agreement.

5.4    Rule 144; Rule 144A; 4(1½) Transactions.  (a) At all times after the Signing Date, the Company covenants that (1) it will, upon the request of the Investor or any subsequent holders of the Preferred Shares (“Holders”), use its reasonable best efforts to (x), to the extent any Holder is relying on Rule 144 under the Securities Act to sell any of the Preferred Shares, make “current public information” available, as provided in Section (c)(1) of Rule 144 (if the Company is a “Reporting Issuer” within the meaning of Rule 144) or in Section (c)(2) of Rule 144 (if the Company is a “Non-Reporting Issuer” within the meaning of Rule 144), in either case for such time period as necessary to permit sales pursuant to Rule 144, (y), to the extent any Holder is relying on the so-called “Section 4(1½)” exemption to sell any of its Preferred Shares, prepare and provide to such Holder such information, including the preparation of private offering memoranda or circulars or financial information, as the Holder may reasonably request to enable the sale of the Preferred Shares pursuant to such exemption, or (z) to the extent any Holder is relying on Rule 144A under the Securities Act to sell any of its Preferred Shares, prepare and provide to such Holder the information required pursuant to Rule 144A(d)(4), and (2) it will take such further action as any Holder may reasonably request from time to time to enable such Holder to sell Preferred Shares without registration under the Securities Act within the limitations of the exemptions provided by (i) the provisions of the Securities Act or any interpretations thereof or related thereto by the SEC, including transactions based on the so-called “Section 4(1½)” and other similar transactions, (ii) Rule 144 or 144A under the Securities Act, as such rules may be amended from time to time, or (iii) any similar rule or regulation hereafter adopted by the SEC; provided that the Company shall not be required to take any action described in this Section 5.4(a) that would cause the Company to become subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act if the Company was not subject to such requirements prior to taking such action.  Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

(b)    The Company agrees to indemnify Investor, Investor’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls Investor within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any document or report provided by the Company pursuant to this Section 5.4 or any omission to state therein a material fact required to

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be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)    If the indemnification provided for in Section 5.4(b) is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;  the Company and Investor agree that it would not be just and equitable if contribution pursuant to this Section 5.4(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 5.4(b).  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

5.5    Depositary Shares.  Upon request by the Investor at any time following the Closing Date, the Company shall promptly enter into a depositary arrangement, pursuant to customary agreements reasonably satisfactory to the Investor and with a depositary reasonably acceptable to the Investor, pursuant to which the Preferred Shares may be deposited and depositary shares, each representing a fraction of a Preferred Share, as specified by the Investor, may be issued. From and after the execution of any such depositary arrangement, and the deposit of any Preferred Shares, as applicable, pursuant thereto, the depositary shares issued pursuant thereto shall be deemed “Preferred Shares” and, as applicable, “Registrable Securities” for purposes of this Agreement.

5.6    Expenses and Further Assurances.  (a)  Unless otherwise provided in this Agreement, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under this Agreement, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.

(b)    The Company shall, at the Company’s sole cost and expense, (i) furnish to the Investor all instruments, documents and other agreements required to be furnished by the Company pursuant to the terms of this Agreement, including, without limitation, any documents required to be delivered pursuant to Section 5.4 above, or which are reasonably requested by the Investor in connection therewith; (ii) execute and deliver to the Investor such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Preferred Shares purchased by the Investor, as Investor may reasonably require; and (iii) do and execute all and such further lawful and

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reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Agreement, as the Investor shall reasonably require from time to time.

ARTICLE VI

MISCELLANEOUS

6.1    Termination.  This Agreement shall terminate upon the earliest to occur of:

(a)  termination at any time prior to the Closing:

(i)    by either the Investor or the Company if the Closing shall not have occurred by the 30th calendar day following the Signing Date; provided, however, that in the event the Closing has not occurred by such 30th calendar day, the parties will consult in good faith to determine whether to extend the term of this Agreement, it being understood that the parties shall be required to consult only until the fifth calendar day after such 30th calendar day and not be under any obligation to extend the term of this Agreement thereafter; provided, further, that the right to terminate this Agreement under this Section 6.1(a)(i) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date; or

(ii)    by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; or

(iii)    by the mutual written consent of the Investor and the Company; or

(b)    the date on which all of the Preferred Shares have been redeemed in whole; or

(c)    the date on which the Investor has transferred all of the Preferred Shares to third parties which are not Affiliates of the Investor; or

(d)    if the Closing shall not have occurred by September 30, 2010, on such date.

In the event of termination of this Agreement as provided in this Section 6.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party hereto except that nothing herein shall relieve either party from liability for any breach of this Agreement.

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6.2    Survival.

(a)    This Agreement and all representations, warranties, covenants and agreements made herein shall survive the Closing without limitation.

(b)    The covenants set forth in Article IV and Annex E and the agreements set forth in Article V shall, to the extent such covenants do not explicitly terminate at such time as the Investor no longer owns any Preferred Shares, survive the termination of this Agreement pursuant to Section 6.1(c) hereof without limitation until the date on which all of the Preferred Shares have been redeemed in whole.

6.3    Amendment.  No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer or a duly authorized representative of each party; provided that for so long as the Preferred Shares are outstanding, the Investor may at any time and from time to time unilaterally amend Section 4.1(d) to the extent the Investor deems necessary, in its sole discretion, to comply with, or conform to, any changes after the Signing Date in any federal statutes, any rules and regulations promulgated thereunder and any other publications or interpretative releases of the Fund governing CDFIs, including, without limitation, any changes in the criteria for certification as a CDFI by the Fund.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative of any rights or remedies provided by law.

6.4    Waiver of Conditions.  The conditions to each party’s obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law. No waiver will be effective unless it is in a writing signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.

6.5    Governing Law; Submission to Jurisdiction, etc.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties shall be enforced, governed, and construed in all respects (whether in contract or in tort) in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the exclusive jurisdiction and venue of the United States District Court for the District of Columbia and the United States Court of Federal Claims for any and all civil actions, suits or proceedings arising out of or relating to this Agreement or the Purchase contemplated hereby and (b) that notice may be served upon (i) the Company at the address and in the manner set forth for notices to the Company in Section 6.6 and (ii) the Investor at the address and in the manner set forth for notices to the Company in Section 6.6, but otherwise in accordance with federal law. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY CIVIL LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE PURCHASE CONTEMPLATED HEREBY.

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6.6    Notices.  Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service.  All notices to the Company shall be delivered as set forth in Schedule A, or pursuant to such other instruction as may be designated in writing by the Company to the Investor.  All notices to the Investor shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the Investor to the Company.

If to the Investor:

United States Department of the Treasury
1500 Pennsylvania Avenue, NW
Washington, D.C. 20220
Attention:  Chief Counsel, Office of Financial Stability
Facsimile:  (202) 927-9225
E-mail: CDCINotice@do.treas.gov

with a copy to:

E-mail:  OFSChiefCounselNotices@do.treas.gov

6.7    Assignment.  Neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other party, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except (a) an assignment, in the case of a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company’s stockholders (a “Business Combination”) where such party is not the surviving entity, or a sale of substantially all of its assets, to the entity which is the survivor of such Business Combination or the purchaser in such sale, (b) an assignment of certain rights as provided in Sections 4.1(c) or 4.1(j) or Annex E or (c) an assignment by the Investor of this Agreement to an Affiliate of the Investor; provided that if the Investor assigns this Agreement to an Affiliate, the Investor shall be relieved of its obligations under this Agreement but (i) all rights, remedies and obligations of the Investor hereunder shall continue and be enforceable by such Affiliate, (ii) the Company’s obligations and liabilities hereunder shall continue to be outstanding and (iii) all references to the Investor herein shall be deemed to be references to such Affiliate.

6.8    Severability.  If any provision of this Agreement, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated

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hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

6.9    No Third Party Beneficiaries.  Other than as expressly provided herein, nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Indemnitee) any benefit, right or remedies.

6.10    Specific Performance.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms.  It is accordingly agreed that the parties shall be entitled (without the necessity of posting a bond) to specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

*  *  *

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ANNEX A

FORM OF OFFICER’S CERTIFICATE

OFFICER’S CERTIFICATE

OF

[COMPANY]

 In connection with that certain letter agreement, dated  [____________], 2010 (the “Agreement”) by and between [COMPANY] (the “Company”) and the United States Department of the Treasury which incorporates that certain Securities Purchase Agreement –Standard Terms referred to therein (the “Standard Terms”), the undersigned does hereby certify as follows:

1. I am a duly elected/appointed [____________] of the Company.

2. The representations and warranties of the Company set forth in Section 3.1 of the Standard Terms are true and correct in all respects as though as of the date hereof (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all respects as of such other date) and the Company has performed in all material respects all obligations required to be performed by it under the Agreement.

3. The Certificate of Designations, a true, complete and correct copy of which is attached as Exhibit A hereto, has been filed with, and accepted by, the Secretary of State of the State of [___________].

4. The Company has effected such changes to its Benefit Plans with respect to its Senior Executive Officers and any other employee of the Company or its Affiliates subject to Section 111 of EESA, as implemented by any Compensation Regulations (and to the extent necessary for such changes to be legally enforceable, each of its Senior Executive Officers and other employees has duly consented in writing to such changes), as may be necessary, during the Relevant Period, in order to comply with Section 111 of EESA or the Compensation Regulations.

The foregoing certifications are made and delivered as of [_________] pursuant to Section 2.3 of the Standard Terms.

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Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Standard Terms.

[SIGNATURE PAGE FOLLOWS]

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 IN WITNESS WHEREOF, this Officer’s Certificate has been duly executed and delivered as of the [__] day of [__________], 20[__].

[COMPANY]

By: _____________________________
Name:
Title:

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EXHIBIT A

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Exh. A-1

ANNEX B

FORM OF CERTIFICATE OF DESIGNATIONS FOR PREFERRED STOCK

[SEE ATTACHED]

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B-1

ANNEX C

FORM OF WAIVER

In consideration for the benefits I will receive as a result of the participation of [NAME OF COMPANY] (together with its subsidiaries and affiliates, the “Company”) in the United States Department of the Treasury’s (“Treasury”) Community Development Capital Initiative and/or any other economic stabilization program implemented by Treasury under the Emergency Economic Stabilization Act of 2008 (as amended, supplemented or otherwise modified, “EESA”) (any such initiative or program, including the Community Development Capital Initiative, a “Program”), I hereby voluntarily waive any claim against the United States (and each of its departments and agencies) or the Company or any of its directors, officers, employees and agents for any changes to my compensation or benefits that are required to comply with the executive compensation and corporate governance requirements of Section 111 of EESA, as implemented by any guidance or regulation thereunder, including the rules set forth in 31 C.F.R. Part 30, or any other guidance or regulations under EESA, and the applicable requirements of the Securities Purchase Agreement by and between the Company and Treasury dated as of [         ], 2010, as amended (such requirements, the “Limitations”).

I acknowledge that the Limitations may require modification or termination of the employment, compensation, bonus, incentive, severance, retention and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements), whether or not in writing, that I may have with the Company or in which I may participate as they relate to the period the United States holds any equity or debt securities of the Company acquired through a Program or for any other period applicable under such Program or Limitations, as the case may be, and I hereby consent to all such modifications.

This waiver includes all claims I may have under the laws of the United States or any other jurisdiction (whether or not in existence as of the date hereof) related to the requirements imposed by the Limitations, including without limitation a claim for any compensation or other payments or benefits I would otherwise receive, any challenge to the process by which the Limitations are or were adopted and any tort or constitutional claim about the effect of the Limitations on my employment relationship and I hereby agree that I will not at any time initiate, or cause or permit to be initiated on my behalf, any such claim against the United States (or any of its departments or agencies) or the Company or any of its directors, officers, employees or agents in or before any local, state, federal or other agency, court or body.

I agree that, in the event and to the extent that the Compensation Committee of the Board of Directors of the Company or similar governing body (the “Committee”) reasonably determines that any compensatory payment or benefit provided to me, including any bonus or incentive compensation based on materially inaccurate financial statements or performance criteria, would cause the Company to fail to be in compliance with the Limitations (such payment or benefit, an “Excess Payment”), upon notification from the Company, I shall repay such Excess Payment to the Company within 15 business days.  In addition, I agree that the

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Company shall have the right to postpone any such payment or benefit for a reasonable period of time to enable the Committee to determine whether such payment or benefit would constitute an Excess Payment.

I understand that any determination by the Committee as to whether or not, including the manner in which, a payment or benefit needs to be modified, terminated or repaid in order for the Company to be in compliance with Section 111 of EESA and/or the Limitations shall be a final and conclusive determination of the Committee which shall be binding upon me.  I further understand that the Company is relying on this letter from me in connection with its participation in a Program.

In witness whereof, I execute this waiver on my own behalf, thereby communicating my acceptance and acknowledgement to the provisions herein.

Respectfully,

By:	By: _____________________
Name:
Title:
Date:

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ANNEX D

FORM OF OPINION

(a)           The Company has been duly formed and is validly existing as a [TYPE OF ORGANIZATION] and is in good standing under the laws of the jurisdiction of its organization.  The Company has all necessary power and authority to own, operate and lease its properties and to carry on its business as it is being conducted.

(b)           The Company has been duly qualified as a foreign entity for the transaction of business and is in good standing under the laws of [_____________], [_____________] and [_____________].

(c)           The Preferred Shares have been duly and validly authorized, and, when issued and delivered pursuant to the Agreement, the Preferred Shares will be duly and validly issued and fully paid and non-assessable, will not be issued in violation of any preemptive rights, and will rank pari passu with or senior to all other series or classes of Preferred Stock issued on the Closing Date with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

(d)           The Company has the corporate power and authority to execute and deliver the Agreement and to carry out its obligations thereunder (which includes the issuance of the Preferred Shares).

(e)           The execution, delivery and performance by the Company of the Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company, including, without limitation, by any rule or requirement of any national stock exchange.

(f)           The Agreement is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

(g)           The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations thereunder (i) do not require any approval by any Governmental Entity to be obtained on the part of the Company, except those that have been obtained, (ii) do not violate or conflict with any provision of the Charter, (iii) do not violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Company Subsidiary under any of the terms, conditions or provisions of its organizational documents or under any agreement, contract,

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indenture, lease, mortgage, power of attorney, evidence of indebtedness, letter of credit, license, instrument, obligation, purchase or sales order, or other commitment, whether oral or written, to which it is a party or by which it or any of its properties is bound or (iv) do not conflict with, breach or result in a violation of, or default under any judgment, decree or order known to us that is applicable to the Company and, pursuant to any applicable laws, is issued by any Governmental Entity having jurisdiction over the Company.

(h)           Other than the filing of the Certificate of Designations with the Secretary of State of its jurisdiction of organization or other applicable Governmental Entity, such filings and approvals as are required to be made or obtained under any state “blue sky” laws and such consents and approvals that have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase.

(i)           The Company is not nor, after giving effect to the issuance of the Preferred Shares pursuant to the Agreement, would be on the date hereof an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

(j)           Each Certified Entity (A) is a regulated community development financial institution (a “CDFI”) currently certified by the Community Development Financial Institution Fund (the “Fund”) of the United States Department of the Treasury pursuant to 12 C.F.R. 1805.201(a) and (B) satisfies all of the eligibility requirements of the Fund’s Community Development Financial Institutions Program for a CDFI.

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ANNEX E

REGISTRATION RIGHTS

1.1           Definitions.  Terms not defined in this Annex shall have the meaning ascribed to such terms in the Agreement. As used in this Annex E, the following terms shall have the following respective meanings:

(a)           “Holder” means the Investor and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.9 hereof.

(b)           “Holders’ Counsel” means one counsel for the selling Holders chosen by Holders holding a majority interest in the Registrable Securities being registered.

(c)           “Pending Underwritten Offering” means, with respect to any Holder forfeiting its rights pursuant to Section 1.11 of this Annex E, any underwritten offering of Registrable Securities in which such Holder has advised the Company of its intent to register its Registrable Securities either pursuant to Section 1.2(b) or Section 1.2(d) of this Annex E prior to the date of such Holder’s forfeiture.

(d)           “Register”, “registered”, and “registration” shall refer to a registration effected by preparing and (A) filing a registration statement or amendment thereto in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such registration statement or amendment thereto or (B) filing a prospectus and/or prospectus supplement in respect of an appropriate effective registration statement on Form S-3.

(e)           “Registrable Securities” means (A) all Preferred Shares and (B) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in the foregoing clause (A) by way of conversion, exercise or exchange thereof, or share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization, provided that, once issued, such securities will not be Registrable Securities when (1) they are sold pursuant to an effective registration statement under the Securities Act, (2) they shall have ceased to be outstanding or (3) they have been sold in any transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.  No Registrable Securities may be registered under more than one registration statement at any one time.

(f)           “Registration Expenses” mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement (whether or not any registration or prospectus becomes effective or final) or otherwise complying with its obligations under this Annex E, including all registration, filing and listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses incurred in connection with any “road show”, the reasonable fees and disbursements of Holders’ Counsel, and expenses of the Company’s independent accountants in connection with any regular or

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special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

(g)           “Rule 144”, “Rule 144A”, “Rule 159A”, “Rule 405” and “Rule 415” mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

(h)           “Selling Expenses” mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of Holders’ Counsel included in Registration Expenses).

(i)           “Special Registration” means the registration of (A) equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or Form S-8 (or successor form) or (B) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants, customers, lenders or vendors of the Company or Company Subsidiaries or in connection with dividend reinvestment plans.

1.2           Registration.

(a)           The Company covenants and agrees that as promptly as practicable after the date that the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (and in any event no later than 30 days thereafter), the Company shall prepare and file with the SEC a Shelf Registration Statement covering all Registrable Securities (or otherwise designate an existing shelf registration on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”) filed with the SEC to cover the Registrable Securities), and, to the extent the Shelf Registration Statement has not theretofore been declared effective or is not automatically effective upon such filing, the Company shall use reasonable best efforts to cause such Shelf Registration Statement to be declared or become effective and to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for a period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining (including by refiling such Shelf Registration Statement (or a new Shelf Registration Statement) if the initial Shelf Registration Statement expires).  Notwithstanding the foregoing, if the Company is not eligible to file a registration statement on Form S-3, then the Company shall not be obligated to file a Shelf Registration Statement unless and until requested to do so in writing by the Investor.

(b)           Any registration pursuant to Section 1.2(a) of this Annex E shall be effected by means of a Shelf Registration Statement on an appropriate form under Rule 415 under the Securities Act (a “Shelf Registration Statement”).  If the Investor or any other Holder intends to distribute any Registrable Securities by means of an underwritten offering it shall promptly so advise the Company and the Company shall take all reasonable steps to facilitate such distribution, including the actions required pursuant to Section 1.2(d) of this Annex E; provided that the Company shall not be required to facilitate an underwritten offering of Registrable Securities unless (i) the expected gross proceeds from such offering exceed $200,000

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or (ii) such underwritten offering includes all of the outstanding Registrable Securities held by such Holder.   The lead underwriters in any such distribution shall be selected by the Holders of a majority of the Registrable Securities to be distributed.

(c)           The Company shall not be required to effect a registration (including a resale of Registrable Securities from an effective Shelf Registration Statement) or an underwritten offering pursuant to Section 1.2 of this Annex E:  (A) with respect to securities that are not Registrable Securities; or (B) if the Company has notified the Investor and all other Holders that in the good faith judgment of the Board of Directors, it would be materially detrimental to the Company or its securityholders for such registration or underwritten offering to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 45 days after receipt of the request of the Investor or any other Holder; provided that such right to delay a registration or underwritten offering shall be exercised by the Company (1) only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights and (2) not more than three times in any 12-month period and not more than 90 days in the aggregate in any 12-month period.

(d)           If during any period when an effective Shelf Registration Statement is not available, the Company proposes to register any of its equity securities, other than a registration pursuant to Section 1.2(a) of this Annex E or a Special Registration, and the registration form to be filed may be used for the registration or qualification for distribution of Registrable Securities, the Company will give prompt written notice to the Investor and all other Holders of its intention to effect such a registration (but in no event less than ten days prior to the anticipated filing date) and will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten business days after the date of the Company’s notice (a “Piggyback Registration”).  Any such person that has made such a written request may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, on or before the fifth business day prior to the planned effective date of such Piggyback Registration.  The Company may terminate or withdraw any registration under this Section 1.2(d) prior to the effectiveness of such registration, whether or not Investor or any other Holders have elected to include Registrable Securities in such registration.

(e)           If the registration referred to in Section 1.2(d) of this Annex E is proposed to be underwritten, the Company will so advise Investor and all other Holders as a part of the written notice given pursuant to Section 1.2(d) of this Annex E.  In such event, the right of Investor and all other Holders to registration pursuant to Section 1.2 of this Annex E will be conditioned upon such persons’ participation in such underwriting and the inclusion of such person’s Registrable Securities in the underwriting if such securities are of the same class of securities as the securities to be offered in the underwritten offering, and each such person will (together with the Company and the other persons distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided that the Investor (as opposed to other Holders) shall not be required to indemnify any person in connection with any registration. If any participating person disapproves of the terms of the underwriting, such person

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may elect to withdraw therefrom by written notice to the Company, the managing underwriters and the Investor (if the Investor is participating in the underwriting).

(f)           If either (x) the Company grants “piggyback” registration rights to one or more third parties to include their securities in an underwritten offering under the Shelf Registration Statement pursuant to Section 1.2(b) of this Annex E or (y) a Piggyback Registration under Section 1.2(d) of this Annex E relates to an underwritten offering on behalf of the Company, and in either case the managing underwriters advise the Company that in their reasonable opinion the number of securities requested to be included in such offering exceeds the number which can be sold without adversely affecting the marketability of such offering (including an adverse effect on the per share offering price), the Company will include in such offering only such number of securities that in the reasonable opinion of such managing underwriters can be sold without adversely affecting the marketability of the offering (including an adverse effect on the per share offering price), which securities will be so included in the following order of priority: (A) first, in the case of a Piggyback Registration under Section 1.2(d) of this Annex E, the securities the Company proposes to sell, (B) then the Registrable Securities of the Investor and all other Holders who have requested inclusion of Registrable Securities pursuant to Section 1.2(b) or Section 1.2(d) of this Annex E, as applicable, pro rata on the basis of the aggregate number of such securities or shares owned by each such person and (C) lastly, any other securities of the Company that have been requested to be so included, subject to the terms of this Agreement; provided, however, that if the Company has, prior to the Signing Date, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement.

1.3           Expenses of Registration.  All Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company.  All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

1.4           Obligations of the Company.  Whenever required to effect the registration of any Registrable Securities or facilitate the distribution of Registrable Securities pursuant to an effective Shelf Registration Statement, the Company shall, as expeditiously as reasonably practicable:

(a)           Prepare and file with the SEC a prospectus supplement or post-effective amendment with respect to a proposed offering of Registrable Securities pursuant to an effective registration statement, subject to Section 1.4 of this Annex E, keep such registration statement effective and keep such prospectus supplement current until the securities described therein are no longer Registrable Securities.

(b)           Prepare and file with the SEC such amendments and supplements to the applicable registration statement and the prospectus or prospectus supplement used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

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(c)           Furnish to the Holders and any underwriters such number of copies of the applicable registration statement and each such amendment and supplement thereto (including in each case all exhibits) and of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(d)           Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)           Notify each Holder of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the applicable prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)           Give written notice to the Holders:

(i)           when any registration statement filed pursuant to Section 4.1(j) of the Agreement or any amendment thereto has been filed with the SEC (except for any amendment effected by the filing of a document with the SEC pursuant to the Exchange Act) and when such registration statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the SEC for amendments or supplements to any registration statement or the prospectus included therein or for additional information;

(iii)           of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose;

(iv)           of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the applicable Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(v)           of the happening of any event that requires the Company to make changes in any effective registration statement or the prospectus related to the

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registration statement in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made); and

(vi)           if at any time the representations and warranties of the Company contained in any underwriting agreement contemplated by Section 1.4(j) of this Annex E cease to be true and correct.

(g)           Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any registration statement referred to in Section 1.4(f)(iii) of this Annex E at the earliest practicable time.

(h)           Upon the occurrence of any event contemplated by Section 1.4(e) or 1.4(f)(v) of this Annex E, promptly prepare a post-effective amendment to such registration statement or a supplement to the related prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with Section 1.4(f)(v) to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Holders and any underwriters shall suspend use of such prospectus and use their reasonable best efforts to return to the Company all copies of such prospectus (at the Company’s expense) other than permanent file copies then in such Holders’ or underwriters’ possession.  The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

(i)           Use reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(j)           If an underwritten offering is requested pursuant to Section 1.2(b) of this Annex E, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith in any underwritten offering (including making members of management and executives of the Company available to participate in “road shows”, similar sales events and other marketing activities), (A) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Shelf Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested, (B) use its reasonable best efforts to furnish the underwriters with opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in such opinions requested in underwritten offerings, (C) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business

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acquired by the Company for which financial statements and financial data are included in the Shelf Registration Statement) who have certified the financial statements included in such Shelf Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters, (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in underwritten offerings (provided that the Investor shall not be obligated to provide any indemnity), and (E) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (A) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(k)           Make available for inspection by a representative of Holders that are selling stockholders, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested (and of the type customarily provided in connection with due diligence conducted in connection with a registered public offering of securities) by any such representative, managing underwriter(s), attorney or accountant in connection with such Shelf Registration Statement.

(l)           Use reasonable best efforts to cause all such Registrable Securities to be listed on each national securities exchange on which similar securities issued by the Company are then listed or, if no similar securities issued by the Company are then listed on any national securities exchange, use its reasonable best efforts to cause all such Registrable Securities to be listed on such securities exchange as the Investor may designate.

(m)           If requested by Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith, or the managing underwriter(s), if any, promptly include in a prospectus supplement or amendment such information as the Holders of a majority of the Registrable Securities being registered and/or sold in connection therewith or managing underwriter(s), if any, may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such prospectus supplement or such amendment as soon as practicable after the Company has received such request.

(n)           Timely provide to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

1.5           Suspension of Sales.  Upon receipt of written notice from the Company that a registration statement, prospectus or prospectus supplement contains or may contain an untrue statement of a material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such registration statement, prospectus or prospectus supplement, the Investor and each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Investor and/or Holder has received copies of a

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supplemented or amended prospectus or prospectus supplement, or until the Investor and/or such Holder is advised in writing by the Company that the use of the prospectus and, if applicable, prospectus supplement may be resumed, and, if so directed by the Company, the Investor and/or such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in the Investor and/or such Holder’s possession, of the prospectus and, if applicable, prospectus supplement covering such Registrable Securities current at the time of receipt of such notice.  The total number of days that any such suspension may be in effect in any 12-month period shall not exceed 90 days.

1.6           Termination of Registration Rights.  A Holder’s registration rights as to any securities held by such Holder (and its Affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

1.7           Furnishing Information.

(a)           Neither the Investor nor any Holder shall use any free writing prospectus (as defined in Rule 405) in connection with the sale of Registrable Securities without the prior written consent of the Company.

(b)           It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.4 of this Annex E that Investor and/or the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

1.8           Indemnification.

(a)           The Company agrees to indemnify each Holder and, if a Holder is a person other than an individual, such Holder’s officers, directors, employees, agents, representatives and Affiliates, and each person, if any, that controls a Holder within the meaning of the Securities Act (each, an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses (including reasonable fees, expenses and disbursements of attorneys and other professionals incurred in connection with investigating, defending, settling, compromising or paying any such losses, claims, damages, actions, liabilities, costs and expenses), joint or several, arising out of or based upon any untrue statement or alleged untrue statement of material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto or any documents incorporated therein by reference or contained in any free writing prospectus (as such term is defined in Rule 405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto); or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to such Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (A) an untrue statement or omission made in such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule

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405) prepared by the Company or authorized by it in writing for use by such Holder (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by such Indemnitee for use in connection with such registration statement, including any such preliminary prospectus or final prospectus contained therein or any such amendments or supplements thereto, or (B)  offers or sales effected by or on behalf of such Indemnitee “by means of” (as defined in Rule 159A) a “free writing prospectus” (as defined in Rule 405) that was not authorized in writing by the Company.

(b)           If the indemnification provided for in Section 1.8(a) of this Annex E is unavailable to an Indemnitee with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnitee harmless as contemplated therein, then the Company, in lieu of indemnifying such Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnitee, on the one hand, and the Company, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations.  The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission;  the Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 1.8(b) of this Annex E were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 1.8(a) of this Annex E.  No Indemnitee guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Company if the Company was not guilty of such fraudulent misrepresentation.

1.9           Assignment of Registration Rights.  The rights of the Investor to registration of Registrable Securities pursuant to Section 1.2 of this Annex E may be assigned by the Investor to a transferee or assignee of Registrable Securities; provided, however, the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the number and type of Registrable Securities that are being assigned.

1.10           Clear Market.  With respect to any underwritten offering of Registrable Securities by the Investor or other Holders pursuant to this Annex E, the Company agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any Shelf Registration Statement (other than such registration or a Special Registration) covering any preferred stock of the Company or any securities convertible into or exchangeable or exercisable for preferred stock of the Company, during the period not to exceed ten days prior and 60 days following the effective date of such offering or such longer period up to 90 days as may be requested by the managing underwriter for such underwritten offering.  The Company also agrees to cause such of its directors and senior executive officers to

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execute and deliver customary lock-up agreements in such form and for such time period up to 90 days as may be requested by the managing underwriter.

1.11           Forfeiture of Rights.  At any time, any holder of Registrable Securities (including any Holder) may elect to forfeit its rights set forth in this Annex E from that date forward; provided, that a Holder forfeiting such rights shall nonetheless be entitled to participate under Section 1.2(d) – (f) of this Annex E in any Pending Underwritten Offering to the same extent that such Holder would have been entitled to if the holder had not withdrawn; and provided, further, that no such forfeiture shall terminate a Holder’s rights or obligations under Section 1.7 of this Annex E with respect to any prior registration or Pending Underwritten Offering.

1.12           Specific Performance.  The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations under this Annex E and that the Investor and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Investor and such Holders, in addition to any other remedy to which they may be entitled at law or in equity, to the fullest extent permitted and enforceable under applicable law shall be entitled to compel specific performance of the obligations of the Company under this Annex E in accordance with the terms and conditions of this Annex E.

1.13           No Inconsistent Agreements.  The Company shall not, on or after the Signing Date, enter into any agreement with respect to its securities that may impair the rights granted to the Investor and the Holders under this Annex E or that otherwise conflicts with the provisions hereof in any manner that may impair the rights granted to the Investor and the Holders under this Annex E.  In the event the Company has, prior to the Signing Date, entered into any agreement with respect to its securities that is inconsistent with the rights granted to the Investor and the Holders under this Annex E (including agreements that are inconsistent with the order of priority contemplated by Section 1.2(f) of Annex E) or that may otherwise conflict with the provisions hereof, the Company shall use its reasonable best efforts to amend such agreements to ensure they are consistent with the provisions of this Annex E.

1.14           Certain Offerings by the Investor.  An “underwritten” offering or other disposition shall include any distribution of such securities on behalf of the Investor by one or more broker-dealers, an “underwriting agreement” shall include any purchase agreement entered into by such broker-dealers, and any “registration statement” or “prospectus” shall include any offering document approved by the Company and used in connection with such distribution.

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ANNEX F

OFFICER’S CERTIFICATE

OF

[COMPANY]

 In connection with that certain letter agreement, dated  [____________], 2010 (the “Agreement”) by and between [COMPANY] (the “Company”) and the United States Department of the Treasury (“Investor”) which incorporates that certain Securities Purchase Agreement –Standard Terms referred to therein (the “Standard Terms”), the undersigned does hereby certify as follows:

1. I am a duly elected/appointed [____________] of the Company.

2. Each Certified Entity (as defined in the Standard Terms) (A) is certified by the Community Development Financial Institution Fund (the “Fund”) of the United States Department of the Treasury as a regulated community development financial institution (a “CDFI”); (B) together with its Affiliates collectively meets the eligibility requirements of 12 C.F.R. 1805.200(b); (C) has a primary mission of promoting community development, as may be determined by Investor from time to time, based on criteria set forth in 12 C.F.R. 1805.201(b)(1); (D) provides Financial Products, Development Services, and/or other similar financing as a predominant business activity in arm’s-length transactions; (E) serves a Target Market by serving one or more Investment Areas and/or Targeted Populations in the manner set forth in 12 C.F.R. 1805.201(b)(3); (F) provides Development Services in conjunction with its Financial Products, directly, through an Affiliate or through a contract with a third-party provider; (G) maintains accountability to residents of the applicable Investment Area(s) or Targeted Population(s) through representation on its governing Board of Directors or otherwise; and (H) remains a non-governmental entity which is not an agency or instrumentality of the United States of America, or any State or political subdivision thereof, as described in 12 C.F.R. 1805.201(b)(6) and within the meaning of any supplemental regulations or interpretations of 12 C.F.R. 1805.201(b)(6) or such supplemental regulations published by the Fund.  As used herein, the terms “Affiliates”; “Financial Products”; “Development Services”; “Target Market”; “Investment Areas”; and “Targeted Populations” have the meanings ascribed to such terms in 12 C.F.R. 1805.104.

3. The information set forth in the CDFI Certification Application delivered to the Investor pursuant to Section 2.3(m) of the Standard Terms (the “CDFI Application”), as modified by any updates to the CDFI Application provided on [Insert Date(s)] by the Company to the Investor on or prior to the date hereof, with respect to the covenants set forth in Section 4.1(d)(i)(B) and Section 4.1(d)(i)(D) of the Standard Terms remains true, correct and complete as of the date hereof.

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4. The contracts and material agreements entered into by each Certified Entity with respect to Development Services previously disclosed to the Investor remain in effect   and copies of any new contracts and material agreements entered into by the Certified Entity with respect to Development Services are attached hereto as Exhibit A.

5. Attached hereto as Exhibit B is (A) a list of the names and addresses of the individuals which comprise the board of directors of each Certified Entity as of the date hereof, (B) to the extent any member of the board of directors listed on Exhibit B was not a member of the board of directors as of the last certification provided to the Investor pursuant to Section 4.1(d)(ii) of the Standard Terms, a narrative describing such individual’s relationship to the applicable Investment Area(s) and Targeted Population(s) and (C) to the extent any Certified Entity maintains accountability to residents of the applicable Investment Area(s) or Target Population(s) through means other than representation on its governing board of directors and such means have changed since the date of the last certification provided to the Investor pursuant to Section 4.1(d)(ii) of the Standard Terms on [Insert Date], a narrative describing such change.

6. Each Certified Entity is not an agency of the United States of America, or any State or political subdivision thereof, as described in 12 C.F.R. 1805.201(b)(6) and within the meaning of any supplemental regulations or interpretations of 12 C.F.R. 1805.201(b)(6) or such supplemental regulations published by the Fund.

7. [Insert if the Company was a Bank Holding Company or a Savings and Loan Holding Company on the Signing Date:  The Company is and has been at all times since the date of the last certification provided to the Investor pursuant to Section 4.1(d)(ii) of the Standard Terms, a [Insert if the Company is a Bank Holding Company: Bank Holding Company] [Insert if the Company is a Savings and Loan Holding Company: Savings and Loan Holding Company].]  The Company is not, and has not been at any time since the date of the last certification provided to the Investor pursuant to Section 4.1(d)(ii) of the Standard Terms on [Insert Date], controlled (within the meaning of [Insert for banks and Bank Holding Companies: the Bank Holding Company Act of 1956 (12 U.S.C. 1841(a)(2)) and 12 C.F.R. 225(a)(i)][Insert for savings associations and Savings and Loan Holding Companies: the Home Owners’ Loan Act of 1933 (12 U.S.C. 1467a (a)(2)) and 12 C.F.R. 583.7]) by a foreign bank or company.

The foregoing certifications are made and delivered as of [_________] pursuant to Section 4.1(d)(ii) of the Standard Terms.

Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Standard Terms.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Officer’s Certificate has been duly executed and delivered as of the [__] day of [__________], 20[__].

[COMPANY]

By: ______________________________
Name:
Title:

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EXHIBIT A

NEW CONTRACTS AND MATERIAL AGREEMENTS

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Exh. A-1

.

EXHIBIT B

BOARD OF DIRECTORS

CERTIFIED ENTITY: [CERTIFIED ENTITY]2
NAME	ADDRESS	NARRATIVE3

2 Include chart for each Certified Entity.

3 To the extent (x) any of the individuals was not a member of the board of directors of such Certified Entity as of the last certification to the Investor, include a narrative describing such individual’s relationship to the applicable Investment Area(s) and Targeted Population(s) or, (y) if such Certified Entity maintains accountability to residents of the applicable Investment Area(s) or Target Population(s) through means other than representation on its governing board of directors and such means have changed since the date of the last certification to the Investor, a narrative describing such change.

Exh. B-1-

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company: Security Federal Corporation

Corporate or other organizational form of Company: Corporation

Jurisdiction of Organization of Company: South Carolina

Appropriate Federal Banking Agency of Company: Office of Thrift Supervision

Name of Certified Entities: Security Federal Bank

Corporate or other organizational form of each Certified Entity: Federal stock savings bank

Jurisdiction of Organization of each Certified Entity: United States

Appropriate Federal Banking Agency of each Certified Entity: Office of Thrift Supervision

Notice Information:

Timothy W. Simmons President and CEO Security Federal Corporation 238 Richland Avenue, West Aiken, South Carolina 29801	Roy G. Lindburg Executive Vice President and CFO Security Federal Corporation 238 Richland Avenue, West Aiken, South Carolina 29801

Terms of the Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Preferred Stock, Series B

Per Share Liquidation Preference of Preferred Stock: $1,000 per share

Number of Shares of Preferred Stock Purchased: 4,000

Dividend Payment Dates on the Preferred Stock: Payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year.

Purchase Price:                                $4,000,000

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Closing:

Location of Closing:      Cadwalader, Wickersham & Taft LLP
                                          One World Financial Center
                                          New York, NY 10281

Time of Closing:             Noon, New York Time

Date of Closing:             September 29, 2010

Wire Information for Closing:	ABA Number: ____________
Bank: Security Federal Bank
Account Name: Security Federal Corporation
Account Number: ____________
Beneficiary: Security Federal Corporation

Contact for Confirmation of Wire Information:	Roy G. Lindburg, Executive Vice President and CFO, Security Federal Bank or John F. Breyer, Jr., Esquire Breyer & Associates PC (703) 883-1100 (office)

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SCHEDULE B

CAPITALIZATION

Capitalization Date: August 31, 2010

Common Stock

Par value: $0.01

Total Authorized: 5,000,000

Outstanding: 2,461,095

                Subject to warrants, options, convertible securities, etc.:  533,066

Reserved for benefit plans and other issuances:  583,066

Remaining authorized but unissued: 2,538,905

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above): 0

Preferred Stock

Par value: $0.01

Total Authorized: 200,000

Outstanding (by series): 18,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (to be exchanged for 18,000 shares of Fixed Rate Cumulative Preferred Stock, Series B)

Reserved for issuance: 0

Remaining authorized but unissued: 182,000

Private Capital

Class of securities representing Private Capital: Common Stock

Par value: $0.01 per share

Date of issuance of Private Capital:  September 29, 2010

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Holders of 5% or more of any class of capital stock                                             Primary Address

Common Stock

T. Clifton Weeks	c/o Security Federal Corporation
238 Richland Ave., West
Aiken, SC 29801

Mr. and Mrs. Thomas W. Weeks	3761 Dock Site Road
Edisto Island, SC 29438

Timothy W. Simmons	c/o Security Federal Corporation
238 Richland Ave., West
Aiken, SC 29801

Preferred Stock

United States Department of the Treasury	1500 Pennsylvania Ave., NW
Washington, DC 20220

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SCHEDULE C

MATERIAL ADVERSE EFFECT

List any exceptions to the representation and warranty in Section 3.1(g) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  [X].

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SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 3.1(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  [X].

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SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 3.1(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  [X].

List any exceptions to the representation and warranty in the last sentence of Section 3.1(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  [X].

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SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 3.1(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box:  [X].

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